UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 25, 2023

Central Index Key Number of the issuing entity: 0001974587

MSWF Commercial Mortgage Trust 2023-1

(Exact name of Issuing Entity)

Central Index Key Number of the depositor: 0001547361

Morgan Stanley Capital I Inc.

(Exact Name of Registrant as Specified in its Charter)

Central Index Key Number of the sponsor: 0000740906

Wells Fargo Bank, National Association

Central Index Key Number of the sponsor: 0001968416

Argentic Real Estate Finance 2 LLC

Central Index Key Number of the sponsor: 0001541557

Morgan Stanley Mortgage Capital Holdings LLC

Central Index Key Number of the sponsor: 0001548405

Starwood Mortgage Capital LLC

Central Index Key Number of the sponsor: 0001624053

Argentic Real Estate Finance LLC

Central Index Key Number of the sponsor: 0001592182

LMF Commercial, LLC

(Exact Names of the Sponsors as Specified in their Charters)

Delaware	333-259741-05	13-3291626
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1585 Broadway, New York, New York (Address of Principal Executive Offices)		10036 (ZIP Code)

Registrant’s telephone number, including area code: (212) 761-4000

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company         ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.         ☐

Item 8.01. Other Events.

On May 25, 2023 (the “Closing Date”), Morgan Stanley Capital I Inc. (the “Registrant”) caused the issuance of the MSWF Commercial Mortgage Trust 2023-1, Commercial Mortgage Pass-Through Certificates, Series 2023-1 (the “Certificates”), pursuant to a Pooling and Servicing Agreement, attached hereto as Exhibit 4.1 and dated as of May 1, 2023 (the “Pooling and Servicing Agreement”), between the Registrant, as depositor, Wells Fargo Bank, National Association, as master servicer, Argentic Services Company LP, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

The Certificates consist of the following classes (each, a “Class”), designated as (i) the Class A-1, Class A-2, Class A-SB, Class A-4, Class A-4-1, Class A-4-2, Class A-4-X1, Class A-4-X2, Class A-5, Class A-5-1, Class A-5-2, Class A-5-X1, Class A-5-X2, Class X-A, Class X-B, Class A-S, Class A-S-1, Class A-S-2, Class A-S-X1, Class A-S-X2, Class B, Class B-1, Class B-2, Class B-X1, Class B-X2, Class C, Class C-1, Class C-2, Class C-X1 and Class C-X2 Certificates (collectively, the “Publicly Offered Certificates”), and (ii) the Class X-D, Class X-F, Class D, Class E, Class F, Class G-RR, Class H-RR, Class V and Class R Certificates (collectively, the “Privately Offered Certificates”).

The Certificates represent, in the aggregate, the entire beneficial ownership in the Issuing Entity, a common law trust to be formed on the Closing Date under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The Issuing Entity’s primary assets will be a pool of 30 commercial, multifamily and/or manufactured housing community mortgage loans (the “Mortgage Loans”). Certain of the Mortgage Loans were acquired by the Registrant from Wells Fargo Bank, National Association (“Wells Fargo”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.1 and dated as of May 19, 2023, between the Registrant and Wells Fargo; certain of the Mortgage Loans were acquired by the Registrant from Argentic Real Estate Finance 2 LLC (“AREF 2”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.2 and dated as of May 19, 2023, between the Registrant and AREF 2; certain of the Mortgage Loans were acquired by the Registrant from Morgan Stanley Mortgage Capital Holdings LLC (“MSMCH”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.3 and dated as of May 19, 2023, between the Registrant and MSMCH; certain of the Mortgage Loans were acquired by the Registrant from Starwood Mortgage Capital LLC (“SMC”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.4 and dated as of May 19, 2023, between the Registrant and SMC; certain of the Mortgage Loans were acquired by the Registrant from Argentic Real Estate Finance LLC (“AREF”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.5 and dated as of May 19, 2023, between the Registrant and AREF; and certain of the Mortgage Loans were acquired by the Registrant from LMF Commercial, LLC (“LMF”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.6 and dated as of May 19, 2023, between the Registrant and LMF.

The assets of the Issuing Entity include several Mortgage Loans, each of which is a part of a Whole Loan. Each Whole Loan is governed by a co-lender, intercreditor or similar agreement (each, an “Intercreditor Agreement”) between the holders of the promissory notes comprising such Whole Loan, the terms of which are described under “Description of the Mortgage Pool—The Whole Loans” in the Prospectus described below. Each Intercreditor Agreement is attached as an exhibit hereto as described in the following table. Moreover, certain of such Whole Loans will not be serviced pursuant to the Pooling and Servicing Agreement but will instead be serviced pursuant to a different servicing agreement (each, a “Non-Serviced PSA”). Each such Non-Serviced PSA is attached as an exhibit hereto as described in the following table. For a description of the servicing of the applicable Whole Loans under such Non-Serviced PSAs, see “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans” in the Prospectus described below.

Name of Mortgage Loan/Whole Loan	Non-Serviced PSA (if any)	Intercreditor Agreement
CX – 250 Water Street	Exhibit 4.2(1)	Exhibit 99.7
Barbours Cut IOS	N/A	Exhibit 99.8
SOMO Village	N/A	Exhibit 99.9
100 & 150 South Wacker Drive	Exhibit 4.2	Exhibit 99.10
Pacific Design Center	Exhibit 4.3	Exhibit 99.11
Cumberland Mall	Exhibit 4.4	Exhibit 99.12
Conair Glendale	Exhibit 4.2	Exhibit 99.13
Rialto Industrial	N/A	Exhibit 99.14
Museum Tower	N/A	Exhibit 99.15
100 Jefferson Road	N/A	Exhibit 99.16
Metroplex	N/A	Exhibit 99.17
3800 Horizon Boulevard	N/A	Exhibit 99.18
Heritage Plaza	Exhibit 4.4(2)	Exhibit 99.19
(1)	The subject Whole Loan will be serviced under the pooling and servicing agreement for the BANK 2023-BNK45 securitization trust until the securitization of the related lead servicing companion loan, after which the subject Whole Loan will be serviced pursuant to the pooling and servicing agreement for such securitization. That pooling and servicing agreement will be identified and filed on a Form 8-K following such securitization.
(2)	The subject Whole Loan will be serviced under the pooling and servicing agreement for the Benchmark 2023-V2 securitization trust until the securitization of the related lead servicing companion loan, after which the subject Whole Loan will be serviced pursuant to the pooling and servicing agreement for such securitization. That pooling and servicing agreement will be identified and filed on a Form 8-K following such securitization.

Midland Loan Services, a Division of PNC Bank, National Association, the master servicer under the Benchmark 2023-V2 PSA, pursuant to which the Heritage Plaza Whole Loan is serviced until the securitization of the related lead servicing companion loan, has engaged the services of Wells Fargo Bank, National Association as a sub-servicer with respect to the Heritage Plaza Whole Loan, pursuant to that certain sub-servicing agreement, dated as of May 1, 2023 and attached hereto as Exhibit 99.20, between Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, and Wells Fargo Bank, National Association, as sub-servicer, the terms of which agreement are described under “Transaction Parties—The Master Servicer—Wells Fargo Bank, National Association—Summary of the Heritage Plaza Sub-Servicing Agreement” in the Prospectus.

The funds used by the Registrant to pay the purchase price for the Mortgage Loans were derived from the proceeds of (i) the sale of the Publicly Offered Certificates by the Registrant to Morgan Stanley & Co. LLC, Wells Fargo Securities, LLC and Siebert Williams Shank & Co., LLC (collectively, in such capacities, the “Underwriters”), pursuant to an Underwriting Agreement, attached hereto as Exhibit 1.1 and dated as of May 19, 2023, between the Registrant, the Underwriters, as underwriters, and MSMCH, and (ii) the sale of the Privately Offered Certificates by the Registrant to Morgan Stanley & Co. LLC, Wells Fargo Securities, LLC and Siebert Williams Shank & Co., LLC (collectively, in such capacities, the “Initial Purchasers”), pursuant to a Certificate Purchase Agreement, dated as of May 19, 2023, between the Registrant, the Initial Purchasers, as initial purchasers, and MSMCH. Only the Publicly Offered Certificates were offered to the public. The Privately Offered Certificates were sold and transferred, as applicable, in transactions exempt from registration under the Securities Act of 1933, as amended.

The Publicly Offered Certificates and the Mortgage Loans are more particularly described in the Prospectus, dated May 23, 2023 and filed with the Securities and Exchange Commission on May 25, 2023. In connection with such Prospectus, the Chief Executive Officer of the Registrant has provided the certification attached hereto as Exhibit 36.1 and dated as of the date of the Prospectus.

The Registrant sold all of the Publicly Offered Certificates, having an aggregate certificate balance of $586,791,000, on May 25, 2023.  The net proceeds of the offering to the Registrant of the issuance of the Publicly Offered Certificates, after deducting expenses payable by the Registrant of $5,031,158.66, were approximately $581,759,841 plus accrued interest from the cut-off date.  Of the expenses paid by the Registrant, $100,000 were paid directly to affiliates of the Registrant, $50,000 were in the form of fees paid to the Underwriters unaffiliated with the Registrant, approximately $135,000 were expenses paid to or for the Underwriters and $4,746,159 were other expenses.  All of the foregoing expense amounts are the Registrant’s reasonable estimates of such expenses.  No underwriting discounts and commissions or finder’s fees were paid by the Registrant; the Publicly Offered Certificates were offered by the Underwriters for sale to the public in negotiated transactions or otherwise at varying prices determined at the time of sale.  The Registrant also sold to the Initial Purchasers on such date the Privately Offered Certificates, having an aggregate certificate balance of $77,187,991, in private placement transactions exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) of the Act.  Further information regarding such sales (including, as to the price per class of Publicly Offered Certificates) is available in the Underwriting Agreement attached as Exhibit 1.1 hereto and in the Prospectus referred to above.  The related registration statement (file no. 333-259741) was originally declared effective on November 3, 2021.

In connection with the issuance and sale to the Underwriters of the Publicly Offered Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Publicly Offered Certificates, which legal opinion is attached hereto as Exhibits 5.1, 8.1 and 23.1.

Credit Risk Retention

The fair value of the portions of the Class G-RR and Class H-RR certificates that collectively constitute an “eligible horizontal residual interest” under the credit risk retention rules (the “HRR Interest”) and that will be retained by the retaining sponsor (or its majority-owned affiliate) on the Closing Date is equal to approximately $17,486,663, representing approximately 2.607% of the aggregate fair value of all ABS interests issued by the Issuing Entity (the “ABS Interests”). The aggregate fair value of all ABS Interests is approximately $670,721,864. The fair values referenced in the preceding two sentences are based on actual prices and final tranche sizes as of the Closing Date for all certificates (other than the Class R certificates) issued by the Issuing Entity.

The retaining sponsor estimates that, if it had relied solely on retaining an “eligible horizontal residual interest” in order to meet the credit risk retention requirements of Regulation RR with respect to this securitization transaction, it would have retained an eligible horizontal residual interest with an aggregate fair value dollar amount of approximately $33,536,093.20, representing 5.0% of the aggregate fair value, as of the Closing Date, of all ABS Interests.

There are no material differences between (a) the valuation methodology or any of the key inputs and assumptions that were used in calculating the fair value or range of fair values disclosed in the preliminary prospectus dated May 11, 2023 and filed with the Securities and Exchange Commission on May 11, 2023 under the heading “Credit Risk Retention” and (b) the valuation methodology or the key inputs and assumptions that were used in calculating the fair values set forth above.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits:

1.1	Underwriting Agreement, dated as of May 19, 2023, between Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Holdings LLC, Morgan Stanley & Co. LLC, Wells Fargo Securities, LLC and Siebert Williams Shank & Co., LLC.
4.1	Pooling and Servicing Agreement, dated as of May 1, 2023, between Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Argentic Services Company LP, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.
4.2	Pooling and Servicing Agreement, dated as of February 1, 2023, between Banc of America Merrill Lynch Commercial Mortgage Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.
4.3	Pooling and Servicing Agreement, dated as of April 1, 2023, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, LNR Partners, LLC, as general special servicer, Argentic Services Company LP, as Pacific Design Center special servicer, Computershare Trust Company, N.A., as trustee, certificate administrator, paying agent and custodian, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer.
4.4	Pooling and Servicing Agreement, dated as of May 1, 2023, among Citigroup Commercial Mortgage Securities Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, 3650 REIT Loan Servicing LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and BellOak, LLC, as operating advisor and as asset representations reviewer.
5.1	Legality Opinion of Sidley Austin LLP, dated May 25, 2023.
8.1	Tax Opinion of Sidley Austin LLP, dated May 25, 2023 (included as part of Exhibit 5.1).
23.1	Consent of Sidley Austin LLP (included as part of Exhibit 5.1).
36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated May 23, 2023.
99.1	Mortgage Loan Purchase Agreement, dated as of May 19, 2023, between Morgan Stanley Capital I Inc. and Wells Fargo Bank, National Association.
99.2	Mortgage Loan Purchase Agreement, dated as of May 19, 2023, between Morgan Stanley Capital I Inc. and Argentic Real Estate Finance 2 LLC.
99.3	Mortgage Loan Purchase Agreement, dated as of May 19, 2023, between Morgan Stanley Capital I Inc. and Morgan Stanley Mortgage Capital Holdings LLC.
99.4	Mortgage Loan Purchase Agreement, dated as of May 19, 2023, between Morgan Stanley Capital I Inc. and Starwood Mortgage Capital LLC.
99.5	Mortgage Loan Purchase Agreement, dated as of May 19, 2023, between Morgan Stanley Capital I Inc. and Argentic Real Estate Finance LLC.

99.6	Mortgage Loan Purchase Agreement, dated as of May 19, 2023, between Morgan Stanley Capital I Inc. and LMF Commercial, LLC.
99.7	Agreement Between Note Holders, dated as of January 27, 2023, by and between Bank of America, N.A., as initial note A-1 holder, initial note A-2 holder, initial note A-3 holder, initial note A-4 holder, initial note A-5 holder, initial note A-6 holder, initial note A-7 holder and initial note A-8 holder, Wells Fargo Bank, National Association, as initial note A-9 holder, initial note A-10 holder, initial note A-11 holder, initial note A-12 holder, initial note A-13 holder initial note A-14 holder, initial note A-15 holder and initial note A-16 holder, Goldman Sachs Bank USA, as initial note A-17 holder and initiel note A-18 holder, and 3650 Real Estate Investment Trust 2 LLC, as initial note A-19 holder and initial note A-20 holder, relating to the CX – 250 Water Street Whole Loan.
99.8	Co-Lender Agreement, dated as of May 9, 2023, by and between Argentic Real Estate Finance 2 LLC, as initial note A-1-1 holder, initial note A-1-2 holder and initial note A-1-3 holder, and Wells Fargo Bank, National Association, as initial note A-2-1 holder and initial note A-2-2 holder, relating to the Barbours Cut IOS Whole Loan.
99.9	Agreement Between Note Holders, dated as of April 13, 2023, by and between Wells Fargo Bank, National Association, as initial note A-1 holder, and Wells Fargo Bank, National Association, as initial note A-2 holder, relating to the SOMO Village Whole Loan.
99.10	Agreement Between Note Holders, dated as of January 24, 2023, by and between Wells Fargo Bank, National Association, as initial note A-1 holder, and Wells Fargo Bank, National Association, as initial note A-2 holder, relating to the 100 & 150 South Wacker Drive Whole Loan.
99.11	Agreement Between Note Holders, dated as of February 1, 2023, by and among Goldman Sachs Bank USA, as initial note A-1 holder, initial note A-2 holder, initial note A-3 holder, initial note A-4 holder, initial note A-5 holder, initial note A-6 holder, initial note A-7 holder and initial note B holder, and Bank of Montreal, as initial note A-8 holder and initial note A-9 holder, relating to the Pacific Design Center Whole Loan.
99.12	Co-Lender Agreement, dated as of April 14, 2023, between Deutsche Bank AG, New York Branch, as note A-1 holder, note A-2 holder, Note A-3 holder, note A-4 holder and note A-5 holder, Morgan Stanley Bank, N.A., as note A-6-1 holder, note A-6-2 holder and note A-7 holder, and Bank of Montreal, as note A-8 holder, note A-9 holder, note A-10 holder and note A-11 holder, relating to the Cumberland Mall Whole Loan.
99.13	Agreement Between Note Holders, dated as of December 21, 2022, by and between Wells Fargo Bank, National Association, as initial note A-1 holder, and Wells Fargo Bank, National Association, as initial note A-2 holder, relating to the Conair Glendale Whole Loan.
99.14	Amended and Restated Co-Lender Agreement, dated as of March 14, 2023, by and between Midland Loan Services, a Division of PNC Bank, National Association, as master servicer on behalf of Computershare Trust Company, National Association, as trustee for the registered holders of BBCMS Mortgage Trust 2022-C18, Commercial Mortgage Pass-Through Certificates, Series 2022-C18, as note A-1 holder and note A-8 holder, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer on behalf of Computershare Trust Company, National Association, as trustee for the registered holders of BMO 2023-C4 Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2023-C4, as note A-2 holder and note A-6 holder, and SPREF WH II LLC, as initial note A-3-1 holder, initial note A-3-2 holder, initial note A-4 holder, initial note A-5 holder and initial note A-7 holder, relating to the Rialto Industrial Whole Loan.
99.15	Co-Lender Agreement, dated as of April 17, 2023, by and among Starwood Mortgage Capital LLC, as initial note A-1 holder, Starwood Mortgage Capital LLC, as initial note A-2 holder, Starwood Mortgage Capital LLC, as initial note A-3 holder, and Starwood Mortgage Capital LLC, as initial note A-4 holder, relating to the Museum Tower Whole Loan.

99.16	Co-Lender Agreement, dated as of March 10, 2023, by and between JPMorgan Chase Bank, National Association, as initial note A-1 holder, Argentic Real Estate Finance 2 LLC, as initial note A-2 holder, Argentic Real Estate Finance 2 LLC, as initial note A-3 holder, and Argentic Real Estate Finance 2 LLC, as initial note A-4 holder, relating to the 100 Jefferson Road Whole Loan.
99.17	Co-Lender Agreement, dated as of February 28, 2023, between German American Capital Corporation, as note A-1 holder, AREF 2 WH WF LLC, as note A-2 holder, and German American Capital Corporation, as note A-3 holder, relating to the Metroplex Whole Loan.
99.18	Co-Lender Agreement, dated as of May 8, 2023, by and between AREF 2 WH BC LLC, as initial note A-1 holder, AREF 2 WH BC LLC, as initial note A-2 holder, and AREF 2 WH BC LLC, as initial note A-3 holder, relating to the 3800 Horizon Boulevard Whole Loan.
99.19	Agreement Between Note Holders, dated as of May 25, 2023, by and between Morgan Stanley Bank, N.A., as initial note A-1 holder, initial note A-2-1 holder, initial note A-2-2 holder and initial note A-4 holder, Bank of Montreal, as initial note A-3-1 holder and initial note A-3-2 holder, Goldman Sachs Bank USA, as initial note A-5 holder and initial note A-6 holder, and Morgan Stanley Mortgage Capital Holdings LLC, as initial agent, relating to the Heritage Plaza Whole Loan.
99.20	Subservicing Agreement, dated as of May 1, 2023, by and between Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, and Wells Fargo Bank, National Association, as sub-servicer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MORGAN STANLEY CAPITAL I INC.

By: /s/ Jane Lam

Name: Jane Lam

Title: President

Dated: May 25, 2023

MSWF 2023-1 – Form 8-K